EXHIBIT 23


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the  inclusion  in this  registration  statement on Form S-1 (File
No.333-121873) of our report dated January 14, 2004, on our audit of the financial statements of CTD Holdings, Inc. We also consent to the reference to our firm under the caption "Experts."

                                                         JAMES MOORE & CO., P.L.
                                                     /s/ James Moore & Co., P.L.

Gainesville, Florida
February 14, 2005